SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) January 11, 2002

                                IOS Capital, LLC
             (Exact name of registrant as specified in its charter)




     DELAWARE                     File No. 0-20405              23-2493042
   ------------                ---------------------         ------------------
    (State or other             (Commission File              (IRS Employer
    jurisdiction of             Number)                       Identification
    incorporation)                                            Number)


                     1738 Bass Road, Macon, Georgia      31210
                   ---------------------------------- -----------


       Registrant's telephone number, including area code: (912) 471-2300
                                                           --------------



                                IOS Capital, Inc.
      --------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On January 11, 2002, IOS Capital, Inc., a wholly owned subsidiary of IKON Office Solutions, Inc. ("IKON"), converted its form of business organization from a corporation to a limited liability company. The conversion was effected by simultaneously filing with the Delaware Secretary of State a Certificate of Conversion converting IOS Capital, Inc. to IOS Capital, LLC and a Certificate of Formation forming IOS Capital, LLC. As a result of the conversion, IOS Capital, Inc. has changed its name to IOS Capital, LLC and all rights and obligations of IOS Capital, Inc. have vested in and continue to be the responsibility of IOS Capital, LLC.

         As a result of the conversion, IOS Capital, LLC is the successor issuer to IOS Capital, Inc. pursuant to Rule 414 under the Securities Act of 1933, as amended.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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c.       None.

                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                            IOS Capital, LLC




                                            By:      /s/ HARRY KOZEE
                                                     --------------------------
                                                     Harry Kozee
                                                     Vice President - Finance



Dated:  January 18, 2002